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                                                                     EXHIBIT 23
                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statements of Coca-Cola Enterprises Inc. listed below of our report dated January 21, 1997 (except for the 1997 acquisition described in Note 2, as to which the date is February 10, 1997 and except for the subsequent event described in Note 18, as to which the date is February 18, 1997), with respect to the consolidated financial statements and schedule of Coca-Cola Enterprises Inc. included and/or incorporated by reference in this Annual Report (Form 10- K) for the year ended December 31, 1996.

  * Registration Statement No. 33-18039 on Form S-8, as amended, dated October 21, 1987 and related Prospectus
  * Registration Statement No. 33-18495 on Form S-8, as amended, dated November 13, 1987 and related Prospectus
  *  Registration Statement No. 33-38771 on Form S-8 dated January 31,
     1991 and related Prospectus
  * Registration Statement No. 33-44448 on Form S-8 dated December 18, 1991 and related Prospectus
  * Registration Statement No. 33-48482 on Form S-8 dated June 17, 1992 and related Prospectus
  * Registration Statement No. 33-53219 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-53221 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-53223 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-53225 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-53227 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-53229 on Form S-8 dated April 22, 1994 and related Prospectus
  * Registration Statement No. 33-54951 on Form S-8 dated August 5, 1994 and related Prospectus
  * Registration Statement No. 33-54953 on Form S-8 dated August 5, 1994 and related Prospectus
  *  Registration Statement No. 33-58695 on Form S-8, as amended, dated
     May 18, 1995 and related Prospectus
  *  Registration Statement No. 33-58697 on Form S-8, as amended, dated
     May 18, 1995 and related Prospectus
  *  Registration Statement No. 33-58699 on Form S-8, as amended, dated
     May 18, 1995 and related Prospectus
  * Registration Statement No. 33-62757 on Form S-3, as amended, dated November 14, 1995 and related Prospectus
  * Registration Statement No. 33-65257 on Form S-8 dated December 21, 1995 and related Prospectus
  * Registration Statement No. 33-65261 on Form S-8 dated December 21, 1995 and related Prospectus
  * Registration Statement No. 33-65413 on Form S-8 dated December 27, 1995 and related Prospectus
  * Registration Statement No. 333-18569 on Form S-3 dated December 23, 1996 and related Prospectus

                                   /s/  ERNST & YOUNG LLP
Atlanta, Georgia
March 5, 1997